                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                         Longs Drug Stores Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                         Longs Drug Stores Corporation
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:


        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------------
     3) Filing Party:


        ------------------------------------------------------------------------
     4) Date Filed:


        ------------------------------------------------------------------------

                 NOTICE OF 1994 ANNUAL MEETING OF SHAREHOLDERS

                      [LONGS DRUG STORES CORPORATION LOGO]

    The Annual Meeting of Shareholders of Longs Drug Stores Corporation will be held at the Regional Center for the Arts, 1601 Civic Drive, Walnut Creek, California, on Tuesday, May 17, 1994, at 11:00 a.m., for the purposes of (1) electing four directors; (2) voting on a proposal to approve the 1995 Long-Term Incentive Plan; and (3) transacting such other business as may properly be brought before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on Tuesday, April 5, 1994, will be entitled to vote at the meeting.

    If you are unable to be present, you are requested to vote your shares by signing the enclosed proxy and returning it in the envelope provided.

Walnut Creek, California
April 15, 1994

                                                   ORLO D. JONES
                                                   Secretary

                      [LONGS DRUG STORES CORPORATION LOGO]

                               EXECUTIVE OFFICES
                             141 NORTH CIVIC DRIVE
                         WALNUT CREEK, CALIFORNIA 94596

                                PROXY STATEMENT

    The following information is submitted concerning the enclosed proxy and the matters to be acted upon at the Annual Meeting of Shareholders of Longs Drug Stores Corporation (the "Company") to be held on May 17, 1994, or any adjournment thereof, pursuant to the Notice of said meeting.

    The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is April 15, 1994.

                          INFORMATION CONCERNING PROXY

    The proxy is solicited on behalf of the Board of Directors of the Company. It may be revoked at any time before its exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. It may also be revoked by attendance at the meeting and election to vote in person.

    D.F. King & Co., Inc. has been engaged to assist in the solicitation of proxies from brokers, banks, institutions, and other shareholders for an anticipated fee of approximately $5,000, plus out-of-pocket costs and expenses. Certain directors, officers, and regular employees of the Company may solicit proxies by mail, telephone, telegraph, or personal interview. The entire cost of solicitation of proxies will be borne by the Company.

    As of April 5, 1994, the Company had 20,850,197 shares of Common Stock outstanding. Only shareholders of record at the close of business on April 5, 1994, will be entitled to notice of, and to vote at, the Annual Meeting. Each share is entitled to one vote. A plurality of all the votes cast at the meeting, with a quorum present, is sufficient to elect a director and a plurality of all votes cast is required for approval of the 1995 Long-Term Incentive Plan. Abstentions and broker non-votes will not be considered votes cast for the foregoing purposes.

 SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS

    The following table presents the number of shares of the Company's Common Stock owned beneficially as of April 5, 1994, by each director and nominee, each of the five most highly compensated executive officers for the fiscal year ended January 27, 1994, and all directors and executive officers as a group, and by all other persons known by the Company to beneficially own more than 5% of the Company's Common Stock.

                                                                   SHARES BENEFICIALLY OWNED(1)
                                                                 --------------------------------
NAME(2)                                                            COMMON STOCK      % OF CLASS
- ---------------------------------------------------------------  -----------------  -------------
R.M. Long......................................................    2,079,931(3)           10.0%
V.M. Long......................................................    1,996,073(5)            9.6%
Thomas J. Long Foundation......................................    1,758,007(4)            8.4%
J.M. Long Foundation...........................................      658,550(7)            3.2%
Ariel Capital Management, Inc..................................    2,522,295(6)           12.1%
B. Brandon.....................................................       19,791              *
R. Brooks......................................................        2,100              *
W. Combs.......................................................        8,540              *
D. DeSchane....................................................       22,500              *
E. Johnston....................................................          500              *
O. Jones.......................................................       12,026              *
M. Metz........................................................          130              *
R. Plomgren....................................................       42,481(8)           *
S. Roath.......................................................       31,040              *
H. Somerset....................................................          100              *
T. Sweeney.....................................................       44,563              *
F. Trotter.....................................................          300              *
All directors and executive officers as a group
  (16 persons).................................................    4,731,340(9)(11)       22.7%
Employees' Profit Sharing Plan and
  Variable Investment Plan.....................................    3,267,187              15.7%

- ------------------------
*     Less than 1%.
 (1) Participants in the Employees' Profit Sharing Plan and the Variable Investment Plan have the right to direct the trustee as to the voting of the shares of the Company's Common Stock that have been allocated to their respective stock accounts, and as such have voting power with respect thereto. The beneficial ownership of each individual included in this table who is a participant in the plans includes the shares held in that person's stock accounts under the plans. The aggregate number of shares so included for all such individuals is 26,861, and the maximum so included for any individual is 8,341. See note 10 below. Beneficial ownership also includes the shares of restricted stock held by executive officers in respect of which shares the executive officers have voting power. See note 1 to the Summary Compensation Table below for the shares of restricted stock held by the listed executive officers. The persons named in this table have sole voting and investment powers with respect to the shares indicated, except as otherwise noted and subject to community property laws, where applicable.
 (2) Except as otherwise noted, the address for all beneficial owners of more than five percent of the Company's stock is P.O. Box 5222, Walnut Creek, California 94596.
 (3) Includes 122,664 shares held in fiduciary capacity for family members and other relatives for which R.M. Long has sole voting and investment power and 43,313 shares held in fiduciary capacity for family members for which R.M. Long has shared voting and investment power with E. Long. Excludes 7,456 shares held by family members. R.M. Long disclaims beneficial ownership of all shares referenced above. Also includes 1,500,000 shares held in fiduciary capacity for which R.M. Long has sole voting power and shared investment power with V.M. Long.
 (4) T. Sweeney & W. Combs, with others serve as co-trustees of the Thomas J. Long Foundation, and therefore share investment and voting power over these 1,758,007 shares. These shares do not appear separately in the table for any of these individuals and each of them disclaims beneficial ownership thereof.
 (5) Includes 1,500,000 shares as to which V.M. Long shares investment power with R.M. Long. Such shares appear in the table for both V.M. Long and R.M. Long.
 (6) The address of Ariel Capital Management, Inc., is 307 N. Michigan Avenue, Chicago, Illinois 60601.

 (7)  Four of the  five co-trustees  of the  J.M. Long  Foundation include  R.M.
      Long,  W. Combs, O. Jones, and S. Roath and they therefore share, with all co-trustees, investment and voting power over these 658,550 shares.  These shares  do not appear separately in the table for any of these individuals and each of them disclaims beneficial ownership thereof.
 (8)  Does not include certain shares held by the Employees' Profit Sharing Plan and the Variable Investment Plan in respect of which Mr. Plomgren may have shared voting power by virtue of his membership on the Policy Committee of such plans, and of  which he disclaims beneficial  ownership. See note  10 below.
 (9)  Includes  the 1,758,077 shares  held by the Thomas  J. Long Foundation and the 658,550 shares held by the J.M. Long Foundation because certain of the trustees of  each  entity  are  directors or  executive  officers  of  the
      Company.
(10)  Bank  of America National Trust and  Savings Association is the trustee of the Employees' Profit Sharing Plan  and the Variable Investment Plan.  The
      Policy  Committee for both  of the plans  has the authority  to direct the trustee as to the voting of allocated whole shares of the Company's Common
      Stock for  which  no voting  instructions  are timely  received  from  the participant,  the  aggregate  number  of  fractional  shares  allocated to participants' accounts and all unallocated shares. As such, the members of the Policy  Committee may  be  deemed to  have  shared voting  power  with respect  to such shares.  On April 5,  1994, the aggregate  number of such fractional and unallocated shares in the plans was 376,284.
(11)  Section 16(a)  of  the  Securities  Exchange  Act  of  1934  requires  the
      Company's  officers  and  directors, and  persons  who own  more  than ten percent of a registered class of the Company's equity securities, to  file reports  of ownership  and changes  in ownership  with the  Securities and
      Exchange  Commission   (SEC).  Officers,   directors  and   greater   than
      ten-percent  shareholders are  required by  SEC regulation  to furnish the
      Company with copies of all Section 16(a) forms they file. Based solely  on its  review  of the  copies  of such  forms  received by  it,  the Company believes that, for  the period April  7, 1993 through  April 5, 1994,  all filing  requirements applicable  to its  officers, directors,  and greater than ten-percent beneficial owners were complied with, except that a  Form
      4 covering the sale of 1,000 shares was filed late by Mr. D.W. Wilson, who did  report the transaction  in his year-end  report on Form  5, which was timely filed.

                         ITEM I. ELECTION OF DIRECTORS

    The Board of Directors consists of eleven members, the maximum authorized membership, divided into three classes. Four directors, as set forth below, are to be elected at the Annual Meeting. The remaining seven directors will continue to serve as set forth below. The proxy holders will vote the proxies received by them for the following four nominees for the terms set below and until their successors are duly elected and qualified (unless authorization to vote for election of directors has been withheld). The four nominees receiving the greatest number of votes will be elected as directors of the Company. The Company is unaware of any nominee who would be unavailable to serve if elected. In the event that any nominee shall be unable to serve, the proxies will be voted by the proxy holders for such other person as may be designated by the Board of Directors.

    The following sets forth information as to each nominee for election at this meeting and each director continuing in office, including their ages, present principal occupations and those held during the last five years, directorships in other publicly held corporations, membership in committees of the Board of Directors, and the year in which each first became a director of the Company. All occupations listed refer to the Company unless otherwise stated.

                     NOMINEES FOR ELECTION AT THIS MEETING:
                           (TERMS TO EXPIRE MAY 1997)

        S.D. Roath, 53, President and Director. Prior to becoming President he was Executive Vice President. He has been a Director of the Company since 1979.

        E.E. Johnston, 76, Insurance Consultant; and Director. Mr. Johnston chairs the Audit Committee and is a member of the Stock Investment
    Committee, the Nominating Committee, and the Stock Bonus and Compensation Review Committee. He has been a Director of the Company since 1980.

        T.R. Sweeney, 55, Retired Vice President and District Manager of the Company; and Director. He has been a Director of the Company since 1978.

        M.S. Metz, Ph.D., 56, Dean, U.C. Berkeley Extension, and Director. Prior thereto she was a Consultant and President of Mills College. Dr. Metz is a Director of Pacific Gas and Electric Company, Union Bank, and Pacific Telesis Group. Dr. Metz is a member of the Audit Committee and the Stock Bonus and Compensation Review Committee. She has been a Director of the Company since 1991.

                 DIRECTORS WHOSE PRESENT TERMS EXPIRE MAY 1995:

        R.M. Long, 55, Chairman of the Board, Chief Executive Officer, and Director. Prior thereto he was President and Chief Executive Officer. Mr. Long chairs the Nominating Committee. He has been a Director of the Company since 1968.

        R.A. Plomgren, 60, Senior Vice President -- Development and Director. He has been a Director of the Company since 1972.

        F.E. Trotter, 63, President, F.E. Trotter, Inc.; and Director. Prior thereto he was Trustee of the Estate of James Campbell. Mr. Trotter is a Director of Bancorp Hawaii, Inc., Bank of Hawaii, Hawaii Bancorp Leasing, and Maui Land and Pineapple Co. Mr. Trotter is a member of the Audit Committee. He has been a Director of the Company since 1989.

        H.R. Somerset, 58, Business Consultant and Director. Prior thereto he was President and Chief Executive Officer, California and Hawaiian Sugar Company; prior thereto he was Executive Vice President and Chief Operating Officer of California and Hawaiian Sugar Company. Mr. Somerset is a member of the Audit Committee, the Stock Bonus and Compensation Review Committee, and the Stock Investment Committee. He has been a Director of the Company since 1992.

                 DIRECTORS WHOSE PRESENT TERMS EXPIRE MAY 1996:

        W.G. Combs, 63, Vice President -- Administration, Treasurer, and Director. He has been a Director of the Company since 1980.

        R.M. Brooks, 65, Financial Consultant; and Director. Prior thereto he was President and Chief Executive Officer of SFA Management Corporation. Mr. Brooks is a Director of BEI Electronics, Inc., and Granite Construction, Inc. Mr. Brooks chairs the Stock Bonus and Compensation Review Committee and the Stock Investment Committee, and is a member of the Audit Committee and the Nominating Committee. He has been a Director of the Company since 1988.

        D.G. DeSchane, 69, Retired Vice President and District Manager of the Company; and Director. Mr. DeSchane is a member of the Stock Bonus and Compensation Review Committee. He has been a Director of the Company since 1990.

                             THE BOARD OF DIRECTORS

    During the fiscal year ended January 27, 1994, the Board of Directors met five times. During the fiscal year, each director attended more than 75% of all meetings of the Board and the Committees upon which they served.

                            COMMITTEES OF THE BOARD

    The Audit Committee is composed entirely of non-employee directors. The current Committee members are E.E. Johnston (Chairman), H.R. Somerset, F.E. Trotter, M.S. Metz, and R.M. Brooks. The Audit Committee's primary functions are to monitor the Company's accounting, financial reporting, and control procedures, and to recommend the independent certified public accountants to be selected by the Company. The Committee met two times during the fiscal year ended January 27, 1994.

    The Stock Bonus and Compensation Review Committee establishes compensation for the Company's senior executive officers and administers the Company's stock option plans and the Company's long term incentive plans. The current Committee members are R.M. Brooks (Chairman), D.G. DeSchane, E.E. Johnston, M.S. Metz, and H.R. Somerset. The Committee met two times during the fiscal year ended January 27, 1994.

    The Nominating Committee recommends to the Board of Directors candidates for directors of the Company. The Committee will consider qualified candidates including those submitted by shareholders. Shareholder recommendations may be submitted to the Secretary in accordance with the Company's By-Laws. The Committee did not meet during the fiscal year ended January 27, 1994. The current Committee members are R.M. Long (Chairman), R.M. Brooks, and E.E. Johnston.

    The Stock Investment Committee is responsible for advising the Trustee of the Employees' Profit Sharing Plan ("Profit Sharing Plan") and Variable Investment Plan regarding the price and other terms and conditions of block purchases of the Company's stock. The Committee met four times during the fiscal year ended January 27, 1994. The current Committee members are R.M. Brooks (Chairman), H.R. Somerset, and E.E. Johnston.

                             EXECUTIVE COMPENSATION

    The table below sets forth the compensation earned by the following persons during the fiscal years ended January 27, 1994, January 28, 1993, and January 30, 1992, for services rendered in all capacities to the Company and its subsidiaries: (i) the chief executive officer (CEO) of the Company, and (ii) the four other most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

- ------------------------------------------------------------------------------------------------------------------
                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                                    ANNUAL COMPENSATION              AWARDS
                                             ----------------------------------  ---------------
                                                                   OTHER ANNUAL    RESTRICTED         ALL OTHER
                                     FISCAL                        COMPENSATION       STOCK        COMPENSATION(2)
  NAME AND PRINCIPAL POSITION         YEAR   SALARY($)   BONUS($)      ($)       AWARD(S)(1)($)          ($)
- -----------------------------------  ------  ----------  --------  ------------  ---------------  ------------------
 R.M. Long--CEO & Chairman of the     1994   $  103,000  $282,610  $    2,242                     $        3,115
  Board                               1993      100,000   306,570       2,395                              2,926
                                      1992      100,000   321,130       2,090                              3,713
  S.D. Roath--President               1994   $   92,700  $252,330  $    2,242                     $        3,115
                                      1993       90,000   273,184       2,395                              2,926
                                      1992       70,000   263,800       2,090           181,875            3,713
  R.A. Plomgren--Senior Vice          1994   $   82,400  $171,590  $    2,242                     $        3,115
   President-- Development            1993       80,000   186,130       2,395                              2,926
                                      1992       70,000   183,500       2,090                              3,713
  O.D. Jones--Senior Vice             1994   $   82,400  $131,200  $    2,242                     $        3,115
   President--Properties              1993       80,000   142,330       2,395                              2,926
                                      1992       70,000   137,630       2,090                              3,713
  B.M. Brandon--Senior Vice           1994   $   72,100  $121,120  $    2,242                     $        3,115
   President                          1993       70,000   131,390       2,395                              2,926
                                      1992       62,308   131,300       2,090                              3,713
- -----------------------------------------------------------------------------------------------------

- --------------------------
(1) The number and value (based on the last reported sale price on January 27, 1994), of the aggregate restricted stock holdings of the named executive officers at the end of fiscal 1994 were: R.M. Long, 2,500 shares ($83,750); S.D. Roath, 7,500 shares ($251,250); R.A. Plomgren, 2,500 shares ($83,750);
     O.D. Jones, 2,500 shares ($83,750); and B.M. Brandon, 3,000 shares ($100,500). Dividends paid on restricted shares are retained by the Company and, when the restricted shares vest, the retained dividends thereon, plus interest earned from the Company's investment of dividends, are paid to the recipient.
(2) Comprised entirely of Company contributions for the indicated year that were allocated to the named executive officer's account in the Employee's Profit Sharing Plan.

            AGGREGATED OPTIONS/SAR EXERCISES IN THE LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                         VALUE OF
                                                                           NUMBER OF   UNEXERCISED
                                                  SHARES                  UNEXERCISED  IN-THE-MONEY
                                                ACQUIRED ON     VALUE     OPTIONS AT    OPTIONS AT
                     NAME                        EXERCISE     REALIZED     FY-END 94    FY-END 94
 S.D. Roath--President........................       1,000   $  10,440(a)     --            --

- ------------------------
(a) Based on the difference between the exercise price of $22.1875 per share and the market price on the date of exercise.

                            DIRECTORS' COMPENSATION

    Directors who are employees of the Company or any subsidiary of the Company receive no additional compensation for their services as directors. Each other member of the Board is paid an annual retainer of $26,000.00 plus a fee of $900.00 for each Board meeting attended. Each director who is not an employee of the Company or any subsidiary of the Company receives $900.00 for each Committee meeting attended. Each Committee Chairman receives an additional annual fee of $4,000.00 for each such position held.

                             TERMINATION AGREEMENTS

    The Subsidiary has entered into Agreements with the officers identified in the table under the caption "Executive Compensation" on page 5, and 296 other officers and key employees of the Subsidiary which provide for severance payments to such officers and employees in the event of their discharge by the Subsidiary at any time within two years after the date of an Uninvited Change in Control (as defined) or a resignation of the executive or employee at any time within the period commencing 180 days and ending two years after an Uninvited Change in Control. The severance benefits payable to the executive or employee would be equal to three times the annual average income of the executive or employee during the five taxable years preceding the date of termination of employment. For purposes of the Agreements, Uninvited Change in Control means any change in the ownership or effective control of the Company or any subsidiary or the ownership of a substantial portion of the assets of the Company or any subsidiary, which change is not approved by a majority of the directors of the Company who have been in office at least six months prior to the date of such change.

    If an Uninvited Change in Control had occurred on December 31, 1993, and all executives and other employees covered by the Agreements had been discharged by the Company, Messrs. R.M. Long, S.D. Roath, R.A. Plomgren, O.D. Jones and B.M. Brandon would have been entitled to receive $1,244,163, $1,005,297, $760,902, $616,056, and $555,825, respectively. All other officers and employees covered by the Agreements would have been entitled to receive $61,553,553.

                           REPORT OF THE STOCK BONUS
                       AND COMPENSATION REVIEW COMMITTEE

    The Stock Bonus and Compensation Review Committee consists of five members of the Board, none of whom is an employee of the Company. One member, D. G. DeSchane, who retired in 1988, is a former officer of the Company and T. J. Long, a member of the Committee prior to his death in April, 1993, was an officer until retiring in 1975. The purpose of the Committee is to establish compensation for the Company's executive officers and to administer the Company's long-term incentive plans.

    In compensating executives, including the Chief Executive Officer, the Company's policy has been to employ a straightforward compensation program under which a significant portion of compensation is tied to the Company's performance. Given the stability of the senior management team, the Committee believes that this approach provides an appropriate incentive to senior management to continually strive to increase long-term profitability. The Committee recognizes that management compensation is a key ingredient in attracting and retaining capable leadership and that the compensation program must afford management the opportunity to earn a level of compensation that they will find acceptable.

    The major components of executive compensation consist of base salary, bonus, and awards under the Company's equity plans. Salaries for executive officers are set at levels that the Committee believes, based on its study of comparative industry data, are relatively low for the senior management of large, publicly traded retail businesses. The companies surveyed for the sake of this comparison have included virtually all of the peer group companies included in the chart appearing under "Performance Graph" below, and certain additional grocery and general merchandise retailers, although the precise group of companies surveyed may vary slightly from year to year. Base annual salaries for executive officers in the fiscal year ended January 27, 1994, ranged from 67,000 to $103,000.

    The more significant component of cash compensation is the Company's bonus program. Under this program the Committee establishes an applicable percentage of the Company's operating income before provisions ("OIBP") for each executive officer at the beginning of each year. OIBP is, essentially, earnings before taxes, profit sharing contributions, senior officer bonuses, and any required LIFO adjustment. The bonus program is designed to produce cash compensation (i.e. salary and bonus) that the committee believes, based on the survey described in the preceding paragraph, is in the lower end of the range of annual compensation for senior management in large, publicly traded retail businesses if the Company achieves target levels of OIBP. The applicable percentages are arrived at on the basis of the percentage of budgeted OIBP necessary to reach the target range. A cash bonus is paid quarterly to the officer in the amount of his applicable percentage of OIBP for that quarter. Bonuses for executive officers in the fiscal year ended January 27, 1994, ranged from $106,000 to $283,000. These bonuses accounted for approximately 60-65% of total cash compensation for Senior Vice Presidents and 73% of total cash compensation for the Chairman and Chief Executive Officer and the President. The Committee has not established limits on the percentage of cash compensation that may consist of these bonuses.

    The third component of executive compensation is the periodic granting of equity based awards under the Company's Long-Term Incentive Plan of 1987 and, assuming approval by the shareholders, the 1995 Long-Term Incentive Plan. Awards under these plans can include restricted stock, stock options, performance shares and stock appreciation rights and can be made to key employees, including executive officers, key general office employees and the top three managers in most stores. Prior awards to executive officers under the 1987 plan have had five year vesting periods. These plans are intended to provide compensation that will be an incentive to key employees to enhance the profitable growth of the Company and the value of its common stock. While the range of award sizes among participants has been relatively modest, the difference in size of awards under the plans has been based primarily on the general level of responsibility of the recipient. The Committee may also consider subjective factors on a case by case basis as it believes to be in the Company's best interests. Awards made under the 1987 plan have been a relatively small component of executive officer compensation. Since the adoption of the 1987 plan, through the end of fiscal 1994 awards totaling 5,000 shares of restricted stock have been made to the Chief Executive Officer and each other executive officer other than the President, to whom an aggregate of 10,000 shares of restricted stock has been awarded. Approximately 250,000 additional shares of restricted stock have been granted to the other recipients under the 1987 plan. No awards have been made under the 1995 plan.

    The compensation of the Company's Chief Executive Officer for fiscal 1994 has been established in accordance with the foregoing procedures. For fiscal 1994 the Chief Executive Officer's compensation consisted of his base salary, constituting approximately 27% of annual compensation, and bonus. The base salary included an increase of three percent over the prior year, as this salary had not been increased since 1988. The bonus declined from the prior year as his percentage of OIBP (applicable percentage) was set at the same level as in the prior year and OIBP declined from fiscal 1993 to fiscal 1994.

R. M. Brooks (Chairman)                    D. G. DeSchane
E. E. Johnston                             H. R. Somerset
M. S. Metz

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

    The Stock Bonus and Compensation Review Committee consists of five members of the Board, none of whom is an employee of the Company. One member, D. G. DeSchane, who retired in 1988, is a former officer of the Company and T. J. Long, a member of the Committee prior to his death in April, 1993, was an officer until retiring in 1975. The other members of the committee are R.M. Brooks, E.E. Johnston, M.S. Metz and H.R. Somerset.

                               PERFORMANCE GRAPH

    The graph below indicates the cumulative total shareholder return, including reinvestment of dividends, over the last five fiscal years. The stock price performance shown is not necessarily indicative of future price performance.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
         LONGS DRUG STORES, S&P 500 INDEX, AND NATIONAL ASSOCIATION OF
          CHAIN DRUG STORES ("NACDS") PEER GROUP INDEX AND PEER GROUP.

                                       NACDS PEER
X AXIS NAME                               GROUP       S&P 500    LONGS DRUG
- -------------------------------------  -----------  -----------  -----------
JAN 89...............................      100.00        100.00      100.00
JAN 90...............................      107.21        114.45      115.69
JAN 91...............................      131.47        124.07      143.42
JAN 92...............................      165.90        152.23      158.67
JAN 93...............................      172.89        168.33      148.11
JAN 94...............................      173.03        190.01      135.51

    * The peer groups used for 1993 and 1994 differ slightly in their composition, as further explained in the paragraph following the graph.

    At the time of its preparation of its 1993 proxy statement, the NACDS Peer Group Index had not been finally established. Therefore, in the corresponding graph in its fiscal 1993 Proxy Statement the Company used a Peer Group comprised of the following companies, which the Company had anticipated would be the companies included in the NACDS Index, Arbor Drugs, Inc.; Big B, Inc.; Drug Emporium, Inc.; Fay's Incorporated; Genovese Drug Stores, Inc.; Hook-SupeRx, Inc.; Longs Drug Stores; Medicine Shoppe; Perry Drug Stores, Inc.; Revco D.S., Inc.; Rite Aid Corp.; and Walgreen Co. The NACDS Index has now become available and includes one company (F&M Distributors) not in the Peer Group Index used by the Company in fiscal 1993 and does not include one company included in the 1993 Peer Group Index (Medicine Shoppe). Rounding to the nearest dollar, the returns indicated in the NACDS Index and the 1993 Peer Group Index are identical over the five year period shown in the graph.

                 ITEM 2. 1995 LONG-TERM INCENTIVE PLAN-SUMMARY

GENERAL

    The 1995 Long-Term Incentive Plan ("Plan") is an equity based plan of the Company designed to attract and retain the employment of able persons and to strengthen the commitment of such persons to the Company by providing them with equity or equity based ownership.

    The Plan is substantially similar to the Company's Long-Term Incentive Plan of 1987 approved by shareholders in May 1986. The 1987 plan allowed for the grant of an aggregate of 400,000 shares or share based awards, and as of the end of fiscal 1994, 108,000 shares remained available for future grant under that plan (exclusive of outstanding unvested shares of restricted stock that could revert to the Company for use under the plan if vesting conditions are not satisfied).

DESCRIPTION OF PLAN

    ADMINISTRATION.

    The Plan will be administered by a Committee of two or more members of the Board of Directors of the Company appointed by the Board. The Board of Directors has delegated administration to the Stock Bonus and Compensation Review Committee of the Board, none of the members of which is eligible to participate in the Plan. Among other things, the Committee will have the discretion to select the form and timing of awards under the Plan and the eligible employees to whom awards are made. The Committee also has the authority, subject to the terms of the Plan, to adopt rules and regulations to administer the Plan and to interpret the Plan.

    ELIGIBILITY. Officers, including executive officers, and key employees of the Company and its subsidiaries are eligible to receive awards under the Plan. The Plan does not limit key employee status to any particular class or classes of employees. Directors who are not employees are not eligible to participate in the Plan.

    LIMITS. An aggregate of 700,000 shares may be made subject to awards under the Plan. If an award lapses or rights to the award otherwise terminate, the shares subject to such award will be available for future awards under the Plan. The closing price of the Company's common stock on the New York Stock Exchange on April 5, 1994, was $33.00 per share. The Plan prohibits the making of additional awards after 10 years have expired following shareholder approval of the Plan.

    AWARDS. Awards under the Plan may be made in the form of restricted stock, stock options, stock appreciation rights and performance shares.

    Restricted stock awards are awards of shares made without consideration from the recipient. The Committee will establish a restriction period of not less than one year from the date of an award of restricted stock, which period may phase in over a period of time after the first year. If the recipient is discharged or terminates employment during the restriction period without the consent of the Company, shares still subject to the restriction period will be returned to the Company. For termination upon normal retirement (as defined in the Plan), death or disability or with the prior written consent of the Company, a prorated portion of the restricted shares will be released to the recipient, based on the time served between the award and such termination. Dividends on restricted stock may, at the discretion of the Committee, be paid currently to the recipient or held by the Company until the restriction period expires. In the latter case, the Committee may allow interest to be paid on the withheld dividends.

    Stock options granted under the Plan may be either incentive stock options or non-qualified options. In either case, the exercise price of the option may not be less than the fair market value of the underlying shares as of the date of grant. Options become exercisable during the course of a vesting period established by the Committee at the date of grant. If employment is terminated during the vesting period, unvested options will expire; vested options may remain outstanding for periods of as long as two years following termination, depending on the circumstances of the termination and the type of option. An option may not in any event be exercisable for more than ten years following the date of grant.

    Incentive stock options are subject to certain additional restrictions, including that the exercise price of options granted to a holder of ten percent or more of the Company's common stock must be equal to at least 110% of the fair market value; the aggregate fair market value of stock with respect to which incentive stock options first become exercisable in any year may not exceed $100,000 (any additional shares first becoming exercisable in a year will be treated as a non-qualified stock option); and such options must expire within 90 days of termination of employment, other than termination due to death or disability.

    A stock appreciation right ("SAR") allows the holder, upon exercise, to receive, at the Committee's election, cash or common stock equal to the amount of the value of the Company's common stock at the date of exercise less the purchase price specified in the SAR. The purchase price may not be less than the fair market value of the common stock at the date of issue of the SAR. SARs will become vested over periods of time established by the Committee and shall have such other terms, including forfeiture provisions, as are established by the Committee. SARs may be granted in tandem with an option granted under the Plan or may be granted independently. SARs granted in tandem with an option will only be exercisable when the accompanying option is exercisable. No SAR may remain exercisable for a period of more than ten years from the date of its grant. The holder of a SAR has no voting, dividend or other rights of a shareholder.

    Performance shares awards are credited to an account maintained for the recipient. An award period is established with respect to each grant, and the amount of performance shares earned over the period is based on the Company's performance in terms of its return on equity over the award period or such other criteria as may be established by the Committee at the time of the award. If return on equity is used as the performance measure, a minimum of a 10% return over the award period must be achieved for the recipient to earn 100% of the awarded shares and a minimum of a 7% return over the award period must be achieved for the recipient to earn any awarded shares. The payout on performance shares is equal to the fair market value of the common stock at the end of the award period times the number of performance shares earned. The Committee may establish a fair market value for each award period for the purpose of restricting the payment of award shares, and in no event may the fair market value used at the end of the award period exceed 200% of the fair market value at the beginning of the period. If the recipient is discharged or terminates employment during an award period without the consent of the Company, the performance shares are forfeited. For termination upon normal retirement, death or disability or with the prior written consent of the Company, a prorated portion of the award shares will be paid out at the end of the award period. Payouts are made in cash or common stock of the Company, with stock valued at the current market value at the date of issuance. A recipient of performance shares has no voting, dividend or other rights of a shareholder until shares of common stock are actually issued in payment of an award.

    The Committee has the authority to accelerate the restriction, vesting or award period of awards made under the Plan in the event of a public tender offer for the common stock of the Company or of a proposal to merge, consolidate or otherwise combine with the Company.

    TRANSFERABILITY. Interests of participants in the Plan are not transferable, except in the event of a participant's death and except that any award other than an incentive stock option may be transferred pursuant to a qualified domestic relations order.

    AMENDMENTS AND TERMINATION. The Board of Directors of the Company may terminate the Plan or, with the consent of the affected participant, cancel or reduce an outstanding award if it determines that certain aspects of the award are not in the best interests of the Company. The Board of Directors may amend the Plan at any time, provided that any amendment of the Plan shall be subject to approval of the Company's shareholders to the extent required by applicable laws, regulations or rules. The Company intends that the Plan will qualify as an employee benefit plan exempt from the provisions of the reporting and short swing profit recapture provisions of section 16 of the Securities Exchange Act of 1934 under Rule 16b-3. Rule 16b-3 requires that any amendment that materially increases the benefits accruing to participants, that materially increases the number of securities that may be issued under the Plan or that materially modifies the requirements for eligibility under the Plan must be approved by the shareholders.

FEDERAL INCOME TAX CONSEQUENCES.

    A recipient of restricted stock will recognize ordinary income in an amount equal to the fair market value of the shares on the measurement date, and the amount of ordinary income recognized by the recipient generally is deductible by the Company in the year that the income is recognized. The measurement date will be the date on which the restriction period terminates, unless the recipient elects to have the income determined and recognized as of the date of issuance.

    Dividends paid during the restriction period will be treated as follows. If the above-described election has been made, cash dividends paid during the restriction period but retained by the Company until the expiration of the restriction period will be taxable dividend income to the employee as of the end of the restriction period; if the Committee allows cash dividends to be paid out to participants during the restriction period, the dividends paid will constitute dividend income to the employee when received. In either case, the Company will not be entitled to any deduction. If the above described election has not been made, cash dividends paid during the restriction period but retained by the Company until the end of the restriction period will be taxable compensation income to the employee as of the end of the restriction period, and the Company generally will be entitled to a deduction for compensation paid in the same amount and at that same time. If instead, dividends are paid to the recipient throughout the restriction period, then the employee will have taxable compensation income when each dividend is received, and the Company generally will be entitled to a deduction for compensation as each dividend is paid.

    The grant of an incentive stock option should have no tax effect on the Company or the optionee to whom it is granted, and there generally is no tax upon exercise of the option. The excess of the fair market value of the shares over the option price at the time of exercise of an incentive stock option may subject the recipient to alternative minimum tax. If an optionee does not dispose of shares acquired upon exercise of the option within two years of the date of granting the option, nor within one year after exercise of the option, any gain realized by the optionee on the subsequent sale of such shares generally is treated as a long-term capital gain for federal income tax purposes. If the shares are sold or otherwise disposed of prior to the expiration of such periods, the lesser of (a) the fair market value of the stock at the date of exercise less the exercise price and (b) the gain realized on disposition of the stock is treated as compensation to the optionee taxable as ordinary income. The excess gain, if any, generally is treated as capital gain which will be short-term or long-term capital gain depending upon the length of time the shares were held. The Company generally is allowed a deduction for tax purposes only to the extent, and at the time, that the optionee is treated as receiving compensation income by reason of the optionee's early disposition of shares.

    The grant of a non-qualified stock option or of a stock appreciation right also should have no tax effect on the Company or the recipient of the grant. Generally, the spread between the exercise price and the market value of the Company's common stock on the date of exercise of a non-qualified option or stock appreciation right is taxable as ordinary income to the optionee. To the extent the optionee so realizes ordinary income the Company generally has a corresponding deduction.

    The grant of performance share awards has no tax effect on the Company or the recipient at the time of the grant. The recipient of any cash payment or shares issued pursuant to the terms of a performance share award generally will recognize ordinary income in an amount equal to the amount of such cash and the fair market value of such shares as of the date of issuance. The amount of ordinary income recognized by the recipient generally is deductible by the Company in the year that the income is recognized.

    Compensation deductions by the Company in connection with certain awards under the Plan to certain executives may be subject to the recently enacted $1,000,000 limitation on deductible compensation. In addition, if by reason of a change in control of the Company the vesting of any awards under the Plan is accelerated, the value of the acceleration will be added to other payments made to certain Plan participants that are contingent on the change in control in determining whether the participant has received an excess parachute payment. If any benefit under the Plan received by a participant would constitute an excess parachute payment, an excise tax would be imposed on the participant, and the Company would not receive a deduction for that amount.

PRIOR AWARDS.

    The Plan does not require that awards, or that awards of any specific size or type, be made to any particular person or persons. By way of background, during the fiscal year ended January 27, 1994, 11,700 shares of restricted stock were awarded under the 1987 plan to certain key employees. None of the recipients of these awards was an executive officer or director of the Company. These awards had a value of $429,975, based on the average of the high and low sale prices on the day the awards were approved.

    The foregoing summary of the principle provisions of the Plan is qualified in its entirety by reference to the full text of the Plan annexed as Exhibit A to this Proxy Statement.

                              FINANCIAL STATEMENTS

    The Annual Report of the Company, including financial statements for the fiscal year ended January 27, 1994, is being mailed to all shareholders concurrently with the mailing of this Proxy Statement. A copy of the Company's Form 10-K for such fiscal year may be obtained without charge by writing to Longs Drug Stores Corporation, Attention: Corporate Treasurer, 141 North Civic Drive, Walnut Creek, California 94596.

                          CERTIFIED PUBLIC ACCOUNTANTS

    The firm of Deloitte & Touche was engaged as certified public accountants for the fiscal year ended January 27, 1994. The Board of Directors, on recommendation of its Audit Committee, has retained the firm for the current fiscal year. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                SHAREHOLDER'S PROPOSALS FOR 1995 ANNUAL MEETING

    Under the rules of the Securities Exchange Commission, in order for a shareholder's proposal to be considered for inclusion in the Company's Proxy Statement for the 1995 Annual Meeting of Shareholders, such proposal must be received at the Company's Executive Offices at 141 North Civic Drive, Post Office Box 5222, Walnut Creek, California 94596, no later than the close of business on December 16, 1994.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors knows of no business other than that described above to be presented for action at the meeting, but it is intended that all proxies will be exercised upon any other matters and proposals that may properly come before the meeting or any adjournment thereof, in accordance with the direction of the persons named therein.

                                   EXHIBIT A
                         LONGS DRUG STORES CORPORATION
                         1995 LONG-TERM INCENTIVE PLAN

1. PURPOSE

    The purpose of the 1995 Long-Term Incentive Plan is to provide a means through which Longs Drug Stores Corporation, a Maryland Corporation, and its Subsidiaries, may attract and retain the employment of able persons and to provide a means whereby such persons can acquire and maintain stock ownership thereby strengthening their commitment to the welfare of the Company. A further purpose of the Plan is to provide key employees with incentive and reward opportunities designed to enhance the profitable growth of the Company.

2. DEFINITIONS

    The following definitions shall be applicable throughout the Plan:

        a. "Award" means, individually or collectively, any Option, Stock Appreciation Right (SAR), Restricted Stock Award or Performance Share Award.

        b. "Award Period" means a period of not less than three years and relates to Performance Share Awards.

        c.  "Board" means the Board of Directors of the Company.

        d. "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

        e. "Committee" means the committee of the Board appointed to administer the Plan as referred to in Section 4.

        f.  "Company" means Longs Drug Stores Corporation.

        g. "Date of Grant" means the date on which the granting of an Award is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

        h. "Eligible Employee" means any person who satisfies the requirements of Section 6.

        i. "Fair Market Value" means the fair market value of Stock, to be determined as follows:

           (1) For Options and SARs, it shall be the average of the highest price and the lowest price at which the Stock shall have been sold regular way on the New York Stock Exchange -- Composite Transactions (hereafter "NYSE") on a specified date.

           (2) For Performance Share Awards, it shall be the average of the reported closing prices of the Stock on the NYSE for 30 consecutive trading days prior to the "Valuation Date." The "Valuation Date" for the purpose of granting Performance Share Awards shall be the first day of the year in which the Award is made. The "Valuation Date" for the purpose of Performance Share Payments shall be the first business day following the end of the Award Period.

        j. "Holder" means a person who has been granted an Option, an SAR, a Restricted Stock Award, or a Performance Share Award.

        k. "Normal Retirement" means Termination by resignation of employment with the Company and any Subsidiary after attaining age 65 or by resignation of employment with the Company and any Subsidiary after attaining age 60 if the Committee determines that such resignation constitutes a Normal Retirement for purposes of this Plan.

        l.  "Option" means an Award granted under Section 7 of the Plan.

        m. "Performance Share" means an Award granted under Section 9 of the Plan.

        n.  "Plan" means this 1995 Long-Term Incentive Plan.

        o. "Restricted Stock Award" means an Award granted under Section 10 of the Plan.

        p. "ROE" means return on average shareholders' equity which is defined as the Company's consolidated net earnings, before extraordinary items, divided by the average of the shareholders' equity at the beginning and end of the year, as set forth in the Company's consolidated statement of earnings and balance sheet for such year. The Committee may, at its sole discretion, include or exclude any extraordinary or unusual items in calculation of ROE. "Average ROE" means, with respect to any one Award Period, the sum of the ROE's achieved in each of the years of the Award Period divided by the number of years in the Award Period.

        q.  "SEC" means the Securities and Exchange Commission.

        r. "Stock" means Common Shares of the Company and, after substitution, such other stock as shall be substituted therefor as provided in Section 12.

        s.    "Stock  Appreciation Right"  (SAR)  means an  Award  granted under
    Section 8, whether or not granted in conjunction with an Option.

        t. "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

        u. "Termination" means, with respect to any person, ceasing to be an employee of the Company or any Subsidiary, other than by death.

        v. "Uninvited Change in Corporate Control" means any change in (i) the ownership or effective control of the Company or any Subsidiary, or (ii) the ownership of a substantial portion of the assets of the Company or any Subsidiary, which is not approved by a majority of the directors of the Company who have been in office at least six (6) months prior to the date of such change.

3. EFFECTIVE DATE, DURATION AND SHAREHOLDER APPROVAL

    This Plan shall become effective as of the date of approval of this Plan by a majority of the shareholders of the Company present or otherwise represented and entitled to vote at a duly convened meeting of shareholders. Subject to the provisions of Section 13, Awards may be made as provided herein for a period of 10 years from the date this Plan is so approved by the shareholders. The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.

4. ADMINISTRATION

    The Plan shall be administered by the Committee, which shall consist of two or more members of the Board and shall be appointed by the Board. A majority of the Committee shall constitute a quorum.

    Subject to the provisions of the Plan, the Committee shall have exclusive power to:

        a.  Select the persons to participate in the Plan.

        b.  Determine the Awards to be made to each person selected.

        c.  Determine the time or times when Awards will be made.

        d. Determine the conditions (including performance requirements) to which the Awards may be subject.

        e.  Prescribe the form or forms evidencing Awards.

    The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

5. GRANT OF OPTIONS, STOCK APPRECIATION RIGHTS, RESTRICTED STOCK AWARDS, AND PERFORMANCE SHARE AWARDS; SHARES SUBJECT TO THE PLAN

    The Committee may, from time to time, grant Awards to one or more persons determined by it to be eligible for participation in the Plan in accordance with the provisions of Section 6; provided however that:

        a. TOTAL SHARES. Subject to Section 12, the aggregate number of shares of Stock made subject to Awards may not exceed 700,000.

        b. USE OF SHARES. Such shares shall be deemed to have been used in payment of Performance Shares and SARs whether actually delivered or the Fair Market Value equivalent of such shares is paid in cash. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Stock subject to such Award shall again be available for the grant of an Award.

        c. ELIGIBLE SHARES. Stock delivered by the Company in settlement under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase.

6. ELIGIBILITY

    Officers and key employees of the Company or a Subsidiary who, in the opinion of the Committee, are mainly responsible for the continued growth and development and financial success of the business of the Company or any Subsidiary shall be eligible to be granted Awards under the Plan.

7. STOCK OPTIONS

    One or more Options can be granted to any Eligible Employee. Options may be granted as Incentive Stock Options ("ISOs") and nonqualified stock options and shall be subject to the following conditions:

        a. OPTION PRICE. The option price per share of Stock shall be set by the grant but shall in no instance be less than Fair Market Value at the Date of Grant.

        b. FORM OF PAYMENT. At the time of the exercise of the Option, the option price shall be payable in cash and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised, and at the discretion of and on terms acceptable to the Committee, by a note signed by the Holder payable to the Company providing for simple interest at a rate to be stipulated by the Committee.

        c. OTHER TERMS AND CONDITIONS. Each Option shall become exercisable in cumulative installments in such manner and within such period or periods, not to exceed 10 years from its Date of Grant, as set forth in the Stock Option Agreement. No Option shall be exercisable after the expiration of ten years from the date it is granted. Except as set forth below, an Option shall terminate in the event of the Holder's Termination or death.

    Unless limited to shorter periods by the Stock Option Agreement, in the event of a Termination, the Holder shall have the right to exercise the Option for the following periods after such Termination, but only to the extent that the Option was exercisable at the date of the Termination and does not otherwise expire by its terms.

           (1) In the event of Normal Retirement, two years after the date of Termination.

           (2) In the event of (a) discharge by the Company or any Subsidiary (except for theft or proven dishonesty) within two years from the date of an Uninvited Change in Corporate Control, or (b) resignation of the Holder within the period commencing 180 days from the date of an Uninvited Change in Corporate Control and ending two years from the date of an Uninvited Change in Corporate Control, one year after the date of Termination.

           (3) In the event of the Holder's Termination (except as provided in Section 7c(2) hereof) with the prior written consent of the Company or any Subsidiary, three (3) months after the date of such resignation. Such prior written consent may be given only by the Chief Executive Officer of the

       Company or any Subsidiary or any such officer delegated by the Chief Executive Officer (other than the resigning person) and must specify that it is given for the purpose of the Holder's exercise of the Option.

           (4) In the event of (a) discharge by the Company or any Subsidiary with or without cause (except as provided in Section 7c(2), hereof), or
       (b) resignation without the prior written consent of the Company or any Subsidiary, on the date of such discharge or resignation.

    In the event of Holder's death prior to Termination, or within three months of a Normal Retirement, the Option may be exercised for a period of one year after the date of Holder's death or, if shorter, the remaining term of the Option.

        d.  SPECIAL RULES GOVERNING INCENTIVE STOCK OPTIONS
    (ISOS). Notwithstanding the foregoing, any ISO granted under the Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including the following:

           (1) No individual will be granted an ISO if that individual owns stock of the Company or any of its Subsidiaries possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless the option price shall not be less than 110% of the Fair Market Value of such stock on the date such Option is granted and the Option by its terms is not exercisable more than five years from the date it is granted;

           (2) The aggregate Fair Market Value (determined at the time the ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by any Holder during any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000; provided, however, that all or any portion of an Option which cannot be exercised as an ISO because of such limitation shall be treated as a nonqualified stock option; and

           (3) An ISO will not be exercisable after 90 days after Termination, unless Termination is due to the Holder's being disabled in which event the ISO will cease to be exercisable one year after Termination. An ISO will not be exercisable after one year after the death of the Holder.

        e. STOCK OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by a "Stock Option Agreement" between the Company and the Holder of the Option containing provisions not inconsistent with the Plan as determined by the Committee, and shall be subject to the following additional terms and conditions:

           (1) Any Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise determined by the Stock Option Agreement.

           (2) Each Option shall cease to be exercisable, as to any share, when the Holder purchases the share or exercises a related SAR or when the Option lapses.

           (3) Leaves of absence, approved by the Company or a Subsidiary, shall not constitute the termination of employment of the Holder.

        f.   EXPIRED OPTIONS.   If any  Options awarded under  the Plan shall be
    forfeited, cancelled, or not exercised in full, the Stock subject to such Options may again be awarded under the Plan.

        g. TENDER OFFER OR MERGER. Notwithstanding any other provision, in the event of a public tender offer for all or any portion of the Stock or in the event that a proposal to merge, consolidate, or otherwise combine with, or sell all or a substantial portion of the assets of the Company or a Subsidiary to, another company is submitted for shareholder approval, the Committee may in its sole discretion declare previously granted options to be immediately exercisable.

8. STOCK APPRECIATION RIGHTS

    Any Option granted under the Plan may include an SAR, either at the time of grant or by amendment. SARs may also be granted to an Eligible Employee independent of any prior or contemporaneous Option grant and shall be exercisable as provided therein without regard to any Option. In addition to such terms and conditions not inconsistent with the Plan as the Committee shall impose, SARs shall be subject to the following terms:

        a. RIGHT TO EXERCISE. An SAR granted with an Option shall be exercisable to the extent and only to the extent the Option is exercisable. An SAR not included in an Option shall have a "purchase price" ascribed thereto by the Committee in granting such SAR, which shall not be less than the Fair Market Value of the Stock on the Date of Grant.

        b. PAYMENT. An exercisable SAR shall entitle the Holder to surrender unexercised the SAR or the Option in which it is included, as the case may be, or any portion thereof, and, to receive in exchange therefore that number of shares of Stock having an aggregate Fair Market Value, as hereinafter defined, equal to the excess of the Fair Market Value of one share over the purchase price per share specified in such SAR or Option times the number of shares called for by the SAR or Option, or portion thereof, which is so surrendered. The Committee shall be entitled to elect to settle the Company's obligation arising out of the exercise of an SAR by the payment of cash or partially by the payment of cash and partially by the delivery of shares, the total value of which shall be in either case equal to the aggregate Fair Market Value of the shares it would otherwise be obligated to deliver. The Committee shall also have the right to place such limitations and restrictions on the obligation to make such cash payments or deliver shares under SARs as it, in its sole discretion, deems to be in the best interest of the Company. The Fair Market Value for SAR exercise purposes of shares shall be determined on the basis of prices on the trading day next preceding the date on which the SAR is exercised. To the extent that an SAR included in an Option is exercised, such Option shall be deemed to have been exercised, and shall not be deemed to have lapsed.

        c. SPECIAL RULES GOVERNING SARS. An SAR not included in an Option shall be evidenced by an agreement between the Company and the Holder in a form approved by the Committee. Any SAR granted under the Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including the following:

           (1) The SAR will lapse no later than the underlying Option for SARs accompanying an Option or, for freestanding SARs, no later than 10 years from its Date of Grant;

           (2) An SAR accompanying an Option may be exercised only when the Fair Market Value of the Stock exceeds the option price of the Stock subject to the SAR.

           (3) Such terms as the Committee determines are necessary or desirable to qualify the SAR under Rule 16b-3 as promulgated by the SEC under the Securities Exchange Act of 1934 for those Holders to whom such qualification is relevant.

        d.   OTHER LIMITATIONS.   Such other limitations  as the Committee shall
    impose.

9. PERFORMANCE SHARES

    One or more Awards of Performance Shares may be made to an Eligible Employee. Performance Shares shall be credited to a Performance Share account to be maintained for each such Holder. Each Performance Share shall be deemed to be the equivalent of one share of Stock of the Company. The Award of Performance Shares under the Plan shall not entitle the Holder to any interest in or to any dividend, voting, or other rights of a shareholder. The value of the Performance Shares in a Holder's Performance Share account at the time of Award or the time of payment shall be the Fair Market Value at any such time of an equivalent number of shares of the Stock (subject to the limitation provided in Section
9c).

    If any Performance Shares awarded under the Plan shall be forfeited, cancelled, or not paid out in full, such Performance Shares may again be awarded under the Plan. Shares of Stock delivered upon payment of Performance Shares may be either treasury shares, shares purchased for the account of the participant or authorized and unissued shares, or any combination thereof.

        a. AWARD GRANTS. Grants of Performance Shares may be made by the Committee in any fiscal year during the term of the Plan. Such shares will be paid out in full or in part on the basis of the Company's performance in terms of (i) ROE over the Award Period following the beginning of the Company's fiscal year in which the Award is made as hereinafter set forth or
    (ii) such other criteria as determined by the Committee. In determining the size of Awards, the Committee shall take into account a Holder's responsibility level, performance, potential, cash compensation level, and the Fair Market Value of the Company's Stock at the time of Awards, as well as such other considerations as it deems appropriate.

    In the event a Holder terminates employment during an Award Period, payout would be as follows:

           (1) Normal Retirement:

           Payout would be at the end of the Award Period and prorated for service during the period.

           (2) Resignation or discharge:

           For resignation with the prior written consent of the Company or a Subsidiary, the payout would be at the end of the Award Period and prorated for service during the period. For resignation other than with such consent (and not constituting Normal Retirement) or for discharge with or without cause, the Award would be completely forfeited.

           (3) Death or Disability:

           Payout would be at the end of the Award Period and prorated for service during the period.

    The Committee shall not, over the entire Plan period, grant to any single Holder more than 15% of the maximum number of Performance Shares which may be granted under the Plan. Awards cancelled or portions of Awards not paid out in full for any single Holder shall not be included for purposes of this limitation.

    Grants of Performance Shares shall be deemed to have been on January 1 of the year in which grants are made.

        b. RIGHT TO PAYMENT OF PERFORMANCE SHARES. Following the end of the Award Period, the Holder of a Performance Share shall be entitled to receive payment of an amount based on the achievement of the performance measures for such Award Period, as determined by the Committee. The Committee shall have the right to establish Average ROE requirements; provided, however, that to the extent that the performance measure is ROE over the Award Period, such requirements shall not reduce below ten percent (10%) the Average ROE necessary to earn one hundred percent (100%) of the Award and that any such reduction shall be made only during the first half of each Award Period and shall not exceed 4 percentage points in total, and in no event shall payments be permitted for an Average ROE of less than 7 percent.

        c. FORM AND TIMING OF PAYMENT. No payment of Performance Shares shall be made prior to the end of an Award Period. Payment therefore shall be made as soon as practicable after the receipt of audited financial statements relating to the last year of such period. The Committee may establish for each Award Period a Fair Market Value for purposes of payments of Performance Shares but in no event shall it exceed by more than two hundred percent (200%) the Fair Market Value at the time of granting of such Performance Shares.

    The payment to which a Holder shall be entitled at the end of an Award Period shall be a dollar amount equal to the Fair Market Value at the Valuation Date (as defined in Section 2i(2) hereof) of the number of shares of Stock equal to the number of Performance Shares earned and payable to him in accordance with
Section 9b. Payment shall normally be made one-half in cash and one-half in Stock; however, the Committee may authorize payment in such other combinations of cash and Stock or all in cash or all in Stock, as it deems appropriate. Issuance of Stock shall be subject to the authorization of the Board.

    The number of shares of Stock to be paid in lieu of cash will be determined by dividing the portion of the payment not paid in cash by:

           (1) The price per share of Stock (the average of the highest price and the lowest price at which the Stock shall have been sold regular way on the NYSE) on the date on which the shares are issued; or

           (2) The price per share paid for shares purchased for a Holder's account should the Board of Directors determine to authorize the purchase of shares on behalf of a holder.

        d. TENDER OFFER OR MERGER. Notwithstanding any other provision of the Plan, in the event of any public tender offer for all or any portion of the Stock or in the event that a proposal to merge, consolidate or otherwise combine with, or sell all or a substantial portion of the assets of the Company or a Subsidiary to, another company is submitted for shareholder approval, the Committee may in its sole discretion declare any Award Period ended as of a specific date and accelerate full payments of such awards accordingly. For awards based on ROE, the Committee shall determine an Average ROE for the reduced Award Period and may estimate ROE for any periods for which annual reports are not yet available.

10. RESTRICTED STOCK AWARDS

        a. RESTRICTION PERIOD TO BE ESTABLISHED BY THE COMMITTEE. One or more Awards of Restricted Stock may be made to an Eligible Employee. At the time a Restricted Stock Award is made, the Committee shall establish a period of time (the "Restriction Period") applicable to such Award which shall be not less than one (1) year. Each Restricted Stock Award may have a different Restriction Period, at the discretion of the Committee. In the event of a public tender offer for all or any portion of the Stock or in the event that any proposal to merge, consolidate or otherwise combine with, or sell all or a substantial portion of the assets of the Company or a Subsidiary to, another company is submitted for approval, the Committee may in its sole discretion change or eliminate the Restriction Period. Except as permitted above or pursuant to Section 12, the Restriction Period applicable to a particular Restricted Stock Award shall not be changed.

        b. OTHER TERMS AND CONDITIONS. Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to enjoy all shareholder rights during the Restriction Period with the exception that:

           (1) The Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired.

           (2) The Company may either issue shares subject to such restrictive legends and/or stop-transfer instructions as it deems appropriate or provide for retention of custody of the Stock during the Restriction Period.

           (3) A breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award shall cause a forfeiture of the Restricted Stock Award, and any dividends withheld thereon.

           (4) Cash and stock dividends may be either currently paid or withheld by the Company for the Holder's account until the Restriction Period expires. At the discretion of the Committee, interest may be paid on the amount of cash dividends withheld, including cash dividends on stock dividends, at a rate and subject to such terms as determined by the Committee.

        c. FORFEITURE PROVISIONS. In the event a Holder terminates employment during a Restriction Period, an Award would be forfeited as follows:

           (1) Normal Retirement:

           The Award would be prorated for service during the period and would be received as soon as practicable following retirement.

           (2) Resignation or discharge:

           For resignation with the prior written consent of the Company or a Subsidiary, the Award would be prorated for service during the period and received as soon as practicable following resignation. For resignation other than with such consent (and not constituting Normal Retirement) or for discharge with or without cause, the Award would be completely forfeited.

           (3) Death or Disability:

           The Award would be prorated for service during the period and received as soon as practicable following death or disability.

    Dividends withheld by the Company on Restricted Stock that is forfeited shall be retained by the Company.

        d.  PAYMENT FOR  RESTRICTED STOCK.   A Holder shall  not be required  to
    make any payment for Stock received pursuant to a Restricted Stock Award.

11. GENERAL

        a. GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended ("Act") any of the shares of stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        b. TAX WITHHOLDING. The Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state or local taxes as required by law to be withheld with respect to such cash payments. In the case of Awards paid in Stock, the employee or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock.

        c. CLAIM TO AWARDS AND EMPLOYMENT RIGHTS. No employee or other person shall have any claim or right to be granted an Award under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary or limit the right of the Company or any Subsidiary to terminate an employee at anytime, with or without cause. A holder of any right hereunder to receive cash or Stock in respect of any Award shall have no rights other than those of a general creditor of the Company. Awards represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award.

        d. BENEFICIARIES. Any payment of Awards due under this Plan to a deceased Holder shall be paid to the beneficiary duly designated by the Holder in accordance with the Company's practices. If no such beneficiary has been designated or survives the Holder, payment shall be made to the Holder's legal representative. A beneficiary designation may be changed or revoked by a Holder at any time provided the change or revocation is filed with the Committee.

        e. NONTRANSFERABILITY. A person's rights and interests under the Plan, including any Award previously made to such person or any amounts payable under the Plan, may not be assigned, pledged, or transferred except, in the event of an employee's death, to a designated beneficiary as provided in the

    Plan, or in the absence of such designation, by will or the laws of descent and distribution, or, for any Award other than an ISO (or an SAR granted in tandem with an ISO), pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

        f. INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company from and against any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in any such action, suit, or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        g. RELIANCE ON REPORTS. Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountant of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

        h. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary.

        i. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

        j.   PRONOUNS.   Masculine pronouns and other  words of masculine gender
    shall refer to both men and women.

        k. TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12. CHANGES IN CAPITAL STRUCTURE

    Options, SARs, Restricted Stock Awards, Performance Share Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee as to the number and price per share of Stock or other considerations subject to such Awards in the event of changes in the outstanding Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

13. AMENDMENTS AND TERMINATION

    The Board may at any time terminate the Plan or, with the express written consent of an individual participant, cancel or reduce or otherwise alter his outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part, provided, however, that any amendment of the Plan shall be subject to the approval of the Company's shareholders to the extent required by applicable laws, regulations or rules.

14. CLAIMS PROCEDURES

    Claims for benefits under the Plan shall be filed in writing with the Committee on forms supplied by the Committee. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the claim is filed. If the claim is denied, the notice of disposition shall set forth the specific reasons for the denial, citations to the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim. If the claimant wishes further consideration of his or her claim, the claimant may appeal a denied claim to the Committee (or to a person designated by the Committee) for further review. Such appeal shall be filed in writing with the Committee on a form supplied by the Committee, together with a written statement of the claimant's position, no later than 90 days following receipt by the claimant of written notice of the denial of his or her claim. If the claimant so requests, the Committee shall schedule a hearing. A decision on review shall be made after a full and fair review of the claim and shall be delivered in writing to the claimant no later than 60 days after the Committee's receipt of the notice of appeal, unless special circumstances (including the need to hold a hearing) require an extension of time for processing the appeal, in which case a written decision on review shall be delivered to the claimant as soon as possible but not later than 120 days after the Committee's receipt of the appeal notice. The claimant shall be notified in writing of any such extension of time. The written decision on review shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and shall specifically refer to the pertinent Plan provisions on which it is based. All determinations of the Committee shall be final and binding on Participants and their beneficiaries.

PROXY CARD                                                            PROXY CARD
                         LONGS DRUG STORES CORPORATION
                141 NORTH CIVIC DRIVE, WALNUT CREEK, CALIFORNIA

                  ANNUAL MEETING OF SHAREHOLDERS--MAY 17, 1994

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned appoints R.M. LONG, S.D. ROATH, R.A. PLOMGREN and each of them proxies for the undersigned, with the powers the undersigned would possess if personally present and with full power of substitution to act and to vote, as designated below, all the shares of the undersigned in Longs Drug Stores Corporation, at the Annual Meeting of its Shareholders to be held on Tuesday, May 17, 1994, at 11:00 A.M., and at any adjournment thereof.

                                                                See Reverse Side

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL 1 AND IN FAVOR OF PROPOSAL 2.

/x/ Please mark your choices like this

- ------------------------
         Common

1.  ELECTION OF DIRECTORS as listed below
(except as marked to the contrary below)

    FOR / /          WITHHOLD AUTHORITY / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

E.E. Johnston     M.S. Metz     S.D. Roath     T.R. Sweeney

2.  Approval of 1995 Long-Term Incentive Plan.
    FOR / /           AGAINST / /          ABSTAIN / /

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof, including matters which the Board of Directors do not at this time know are to be presented at the meeting.

I PLAN TO ATTEND MEETING  / /

Please sign exactly as name appears below. If the stock is of record in the names of two or more persons, one of them may sign the proxy. A proxy executed by a corporation or a partnership should be signed in its name by an authorized person. Executors, administrators, guardians, conservators, and custodians should so indicate when signing.

DATED:                                                                     ,1994
      ---------------------------------------------------------------------


- --------------------------------------------------------------------------------
Signature of shareholder


- --------------------------------------------------------------------------------
Signature of shareholder

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

PROXY CARD                                                            PROXY CARD

                          LONGS DRUG STORES CORPORATION
                 141 NORTH CIVIC DRIVE, WALNUT CREEK, CALIFORNIA

                   ANNUAL MEETING OF SHAREHOLDERS--MAY 17, 1994

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned appoints R.M. LONG, S.D. ROATH, R.A. PLOMGREN and each of them proxies for the undersigned, with the powers the undersigned would possess if personally present and with full power of substitution to act and to vote, as designated below, all the shares of the undersigned in Longs Drug Stores Corporation, at the Annual Meeting of its Shareholders to be held on Tuesday, May 17, 1994, at 11:00 A.M., and at any adjournment thereof.

                                                                See Reverse Side

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL 1 AND IN FAVOR OF PROPOSAL 2.

/x/ Please mark your choices like this

- ------------------------     ------------------------
     PROFIT SHARING                    V.I.P.

1.  ELECTION OF DIRECTORS as listed below
(except as marked to the contrary below)

    FOR / /          WITHHOLD AUTHORITY / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

E.E. Johnston     M.S. Metz     S.D. Roath     T.R. Sweeney

2.  Approval of 1995 Long-Term Incentive Plan.
    FOR / /          AGAINST / /          ABSTAIN / /

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof, including matters which the Board of Directors do not at this time know are to be presented at the meeting.

I PLAN TO ATTEND MEETING  / /

Please sign exactly as name appears below. If the stock is of record in the names of two or more persons, one of them may sign the proxy. A proxy executed by a corporation or a partnership should be signed in its name by an authorized person. Executors, administrators, guardians, conservators, and custodians should so indicate when signing.

DATED:                                                                     ,1994
      ---------------------------------------------------------------------


- --------------------------------------------------------------------------------
Signature of shareholder


- --------------------------------------------------------------------------------
Signature of shareholder

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

PROXY CARD                                                            PROXY CARD
                         LONGS DRUG STORES CORPORATION
                141 NORTH CIVIC DRIVE, WALNUT CREEK, CALIFORNIA

                  ANNUAL MEETING OF SHAREHOLDERS-MAY 17, 1994

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned appoints R.M. LONG, S.D. ROATH, R.A. PLOMGREN and each of them proxies for the undersigned, with the powers the undersigned would possess if personally present and with full power of substitution to act and to vote, as designated below, all the shares of the undersigned in Longs Drug Stores Corporation, at the Annual Meeting of its Shareholders to be held on Tuesday, May 17, 1994, at 11:00 A.M., and at any adjournment thereof.

                                                                See Reverse Side

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL 1 AND IN FAVOR OF PROPOSAL 2.

/x/ Please mark your choices like this

- ------------------------
 RESTRICTED STOCK AWARD

1.  ELECTION OF DIRECTORS as listed below
(except as marked to the contrary below)

    FOR / /          WITHHOLD AUTHORITY / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

E.E. Johnston     M.S. Metz     S.D. Roath     T.R. Sweeney

2.  Approval of 1995 Long-Term Incentive Plan.
    FOR / /          AGAINST / /          ABSTAIN / /

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof, including matters which the Board of Directors do not at this time know are to be presented at the meeting.

I PLAN TO ATTEND MEETING  / /

Please sign exactly as name appears below. If the stock is of record in the names of two or more persons, one of them may sign the proxy. A proxy executed by a corporation or a partnership should be signed in its name by an authorized person. Executors, administrators, guardians, conservators, and custodians should so indicate when signing.

DATED:                                                                    , 1994
      --------------------------------------------------------------------


- --------------------------------------------------------------------------------
Signature of shareholder


- --------------------------------------------------------------------------------
Signature of shareholder

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.